Exhibit 99.1

HERSHEY FOODS ANNOUNCES RECORD FOURTH QUARTER
AND FULL-YEAR RESULTS

HERSHEY, Pa., January 26, 2005 — Hershey Foods Corporation (NYSE:HSY) today announced record sales and earnings from operations for the fourth quarter ended December 31, 2004. Consolidated net sales were $1,267,963,000 compared with $1,179,255,000 for the fourth quarter of 2003. Net income for the fourth quarter of 2004 was $170,286,000, or $.68 per share-diluted, compared with $144,938,000, or $.55 per share diluted, for the comparable period of 2003.

For the fourth quarter of 2003, these results, prepared in accordance with generally accepted accounting principals (GAAP), include a pre-tax charge of $11.8 million, or $.03 per share-diluted, relating to business rationalization and realignment initiatives. Net income for the fourth quarter of 2004 was $170,286,000, or $.68 per share-diluted, compared with $152,131,000, or $.58 per share-diluted, after excluding the item described above, for the fourth quarter of 2003, an increase of 17.2 percent.

Record Full-Year Results from Operations

For the full year 2004, consolidated net sales were $4,429,248,000 compared with $4,172,551,000 for 2003, an increase of 6.2 percent. Net income for 2004 was $590,879,000, or $2.30 per share-diluted, compared with $457,584,000, or $1.73 per share-diluted, for 2003.

Net income for 2004 includes the benefit of a $61.1 million, or $.24 per share-diluted, non-cash reduction of income tax expense resulting from the second quarter adjustment to tax reserves following the completion of prior years’ tax audits. Net income for 2003 includes an after-tax charge of $7.4 million, or $.03 per share-diluted, associated with the cumulative effect of the change in accounting for the Company’s leases for certain warehouse and distribution facilities. The results for 2003 also include pre-tax charges related to business rationalization and realignment initiatives of $25.5 million, or $.05 per share-diluted, and a pre-tax gain on the sale of certain gum brands of $8.3 million, or $.02 per share-diluted.

A discussion of the non-cash reduction of income tax expense is contained in Note 15 of the Company’s Form 10-Q for the quarterly period ended October 3, 2004. The components of the 2003 brand and product rationalization initiatives and realignment of the sales organization are described in Management’s Discussion and Analysis, and Note 4 to the Consolidated Financial Statements, contained in the Company’s 2003 Annual Report on Form 10-K.

Excluding the items mentioned above, net income for 2004 was $529,798,000, or $2.06 per share-diluted, compared with $474,734,000, or $1.79 per share-diluted, for 2003, an increase of 15.1 percent.

Fourth Quarter Performance

Hershey’s fourth quarter sales increased by 7.5 percent, primarily attributable to strong unit volume growth for new products and limited editions. Despite higher commodity costs and expenses associated with new product introductions, earnings before interest and taxes grew by 11.7 percent, after excluding the charges for business rationalization and realignment in 2003. Shares outstanding declined as a result of the share purchase from the Milton Hershey School Trust in July, contributing to an increase of 17.2 percent in earnings per share-diluted.

“The fourth quarter was excellent,” said Richard H. Lenny, Chairman, President, and Chief Executive Officer. “Strong sales growth fueled by new products and more efficient trade spending combined with solid cost control to deliver record profitability. Marketplace momentum accelerated as we gained market share in all major classes of trade. For the year, Hershey delivered record sales, earnings, and returns despite significant cost pressures. This performance further validates the sustainability of our value-enhancing strategy.

“We expect this momentum to continue in 2005 behind additional consumer-driven innovation and superior performance across the value chain, both within core confectionery and the broader snack market. We expect organic net sales to grow near the top of our long-term objective of 3 to 4 percent, before the benefit of the business acquisitions completed in 2004. Earnings per share-diluted should increase within our long-range goal of 9 to 11 percent,” Lenny concluded.

Note: In this sales and earnings release, Hershey has provided income measures excluding certain items described above, in addition to income determined in accordance with GAAP. These non-GAAP financial measures, as shown in the attached pro forma income statements, are used in evaluating results of operations for internal purposes. These non-GAAP measures are not intended to replace the presentation of financial results in accordance with GAAP. Rather, the Company believes exclusion of such items provides additional information to investors to facilitate the comparison of past and present operations.

Safe Harbor Statement

This release contains statements which are forward-looking. These statements are made based upon current expectations which are subject to risk and uncertainty. Actual results may differ materially from those contained in the forward-looking statements. Factors which could cause results to differ materially include, but are not limited to: changes in the confectionery and grocery business environment, including actions of competitors and changes in confectionery preferences; customer and consumer response to selling price increases; changes in governmental laws and regulations, including taxes; market demand for new and existing products; changes in raw material and other costs; pension cost factors such as actuarial assumptions, market performance, and employee retirement decisions; adequacy of the Company’s bad debt reserve; and the Company’s ability to implement improvements to reduce costs associated with its supply chain, as discussed in the Company’s Annual Report on Form 10-K for 2003.

Live Webcast

As previously announced, the Company will hold a conference call with analysts today at 10 a.m. Eastern Time. The conference call will be webcast live via Hershey’s corporate Web site www.hersheyfoods.com. Please go to the Investor Relations Section of the Web site for further details.

_________________

Media Contact:        Stephanie L. Moritz   (717) 508-3238
Financial Contact:    James A. Edris           (717) 534-7556

                                                    Hershey Foods Corporation
                                           Summary of Consolidated Statements of Income
                                  for the periods ended December 31, 2004 and December 31, 2003
                                        (in thousands of dollars except per share amounts)

                                                          Fourth Quarter            Twelve Months
                                                          --------------            -------------
                                                       2004          2003         2004           2003
                                                       ----          ----         ----           ----

Net Sales                                          $1,267,963    $1,179,255   $4,429,248    $4,172,551
                                                   -----------   -----------  -----------  -----------
Costs and Expenses:
   Cost of Sales                                      764,287       708,292    2,679,531     2,544,726
   Selling, Marketing and Administrative              217,150       215,395      847,540       816,442
   Business Realignment Charge, net                     ---          10,908        ---          23,357
   Gain on Sale of Business                             ---            ---         ---          (8,330)
                                                   -----------   -----------  -----------  -----------
   Total Costs and Expenses                           981,437       934,595    3,527,071     3,376,195
                                                   -----------   -----------  -----------  -----------

Income Before Interest and Income Taxes (EBIT)        286,526       244,660      902,177       796,356
Interest Expense, net                                  17,939        16,116       66,533        63,529
                                                   -----------   -----------  -----------  -----------
Income Before Income Taxes                            268,587       228,544      835,644       732,827
Provision for Income Taxes                             98,301        83,606      244,765       267,875
                                                   -----------   -----------  -----------  -----------
Income Before Accounting Change                       170,286       144,938      590,879       464,952
Cumulative Effect of Accounting Change,
   net of tax                                            ---            ---         ---          7,368
                                                   -----------   -----------  -----------  -----------
Net Income                                           $170,286      $144,938     $590,879      $457,584
                                                   ===========   ===========  ===========  ===========
Net Income Per Share Before Cumulative
Effect of Accounting Change - Basic - Common            $0.71         $0.57        $2.38         $1.81
                                                   ===========   ===========  ===========  ===========
                            - Basic - Class B           $0.64         $0.52        $2.17         $1.64
                                                   ===========   ===========  ===========  ===========
                            - Diluted                   $0.68         $0.55        $2.30         $1.76
                                                   ===========   ===========  ===========  ===========

Net Income Per Share - Basic - Common                   $0.71         $0.57        $2.38         $1.78
                                                   ===========   ===========  ===========  ===========
                     - Basic - Class B                  $0.64         $0.52        $2.17         $1.61
                                                   ===========   ===========  ===========  ===========
                     - Diluted                          $0.68         $0.55        $2.30         $1.73
                                                   ===========   ===========  ===========  ===========

Shares Outstanding  - Basic - Common                  186,032       199,456      193,037       201,768
                                                   ===========   ===========  ===========  ===========
                    - Basic - Class B                  60,842        60,844       60,844        60,844
                                                   ===========   ===========  ===========  ===========
                    - Diluted                         250,457       262,564      256,827       264,532
                                                   ===========   ===========  ===========  ===========

Key Margins:
   Gross Margin                                         39.7%         39.9%        39.5%         39.0%
   EBIT Margin                                          22.6%         20.7%        20.4%         19.1%
   Net Margin                                           13.4%         12.3%        13.3%         11.0%

                                                  Hershey Foods Corporation
                                   Pro Forma Summary of Consolidated Statements of Income
                                for the periods ended December 31, 2004 and December 31, 2003
                                     (in thousands of dollars except per share amounts)

                                                            Fourth Quarter                 Twelve Months
                                                            --------------                 -------------
                                                         2004          2003           2004          2003
                                                         ----          ----           ----          ----

Net Sales                                            $1,267,963    $1,179,255     $4,429,248     $4,172,551
                                                      ---------    ----------     ----------     ----------
Costs and Expenses:
   Cost of Sales                                        764,287       707,411 (a)  2,679,531      2,542,606 (a)
   Selling, Marketing and Administrative                217,150       215,395        847,540        816,442
   Business Realignment Charge, net                     ---          ---      (b)    ---            ---     (b)
   Gain on Sale of Business                             ---          ---             ---            ---     (c)
                                                       ---------    ----------     ----------     ---------
   Total Costs and Expenses                             981,437       922,806      3,527,071      3,359,048
                                                       ---------    ----------     ----------     ---------
Income Before Interest and Income Taxes (EBIT)          286,526       256,449        902,177        813,503
Interest Expense, net                                    17,939        16,116         66,533         63,529
                                                       ---------    ----------     ----------     ---------
Income Before Income Taxes                              268,587       240,333        835,644        749,974
Provision for Income Taxes                               98,301        88,202        305,846 (d)    275,240
                                                       ---------    ----------     ----------     ---------
Net Income                                           $  170,286    $  152,131     $  529,798     $  474,734
                                                       =========    ==========     ==========     =========

Net Income Per Share - Basic - Common                $     0.71    $     0.60     $     2.14     $     1.85
                                                       =========    ==========     ==========     =========
                     - Basic - Class B               $     0.64    $     0.54     $     1.94     $     1.67
                                                       =========    ==========     ==========     =========
                     - Diluted                       $     0.68    $     0.58     $     2.06     $     1.79
                                                       =========    ==========     ==========     =========

Shares Outstanding  - Basic - Common                    186,032       199,456        193,037        201,768
                                                       =========    ==========     ==========     =========
                    - Basic - Class B                    60,842        60,844         60,844         60,844
                                                       =========    ==========     ==========     =========
                    - Diluted                           250,457       262,564        256,827        264,532
                                                       =========    ==========     ==========     =========

Key Margins:
   Adjusted Gross Margin                                  39.7%         40.0%          39.5%          39.1%
   Adjusted EBIT Margin                                   22.6%         21.7%          20.4%          19.5%
   Adjusted Net Margin                                    13.4%         12.9%          12.0%          11.4%

    (a)     Excludes business realignment charge of $.9 million pre-tax or $.5 million after-tax for the fourth quarter and $2.1 million pre-tax or $1.3 million after-tax for the twelve months.

    (b)     Excludes business realignment charge of $10.9 million pre-tax or $6.7 million after-tax for the fourth quarter and $23.4 million pre-tax or $14.2 million after-tax for the twelve months.

    (c)     Excludes gain on sale of business of $8.3 million pre-tax or $5.7 million after-tax for the twelve months.

    (d)     Excludes tax adjustment of $(61.1) million for the twelve months, reflecting the completion of prior years'
            tax audits.

                                Hershey Foods Corporation
                               Consolidated Balance Sheets
                      as of December 31, 2004 and December 31, 2003
                                (in thousands of dollars)

Assets                                                  2004          2003
------                                                  ----          ----

Cash and Cash Equivalents                             $54,837      $114,793
Accounts Receivable - Trade (Net)                     408,930       407,612
Deferred Income Taxes                                  46,503        13,285
Inventories                                           557,180       492,859
Prepaid Expenses and Other                            114,991       103,020
                                                   ----------     ---------
Total Current Assets                                1,182,441     1,131,569

Net Plant and Property                              1,682,698     1,661,939
Goodwill                                              463,947       388,960
Other Intangibles                                     125,233        38,511
Other Assets                                          343,212       361,561
                                                   ----------    ----------
Total Assets                                       $3,797,531    $3,582,540
                                                   ==========    ==========

Liabilities and Stockholders' Equity
------------------------------------
Loans Payable                                        $622,320       $12,509
Accounts Payable                                      148,686       132,222
Accrued Liabilities                                   472,096       416,181
Taxes Payable                                          42,280        24,898
                                                   -----------   ----------
Total Current Liabilities                           1,285,382       585,810

Long-Term Debt                                        690,602       968,499
Other Long-Term Liabilities                           403,356       370,776
Deferred Income Taxes                                 328,889       377,589
                                                   -----------   ----------
Total Liabilities                                   2,708,229     2,302,674
Total Stockholders' Equity                          1,089,302     1,279,866
                                                   -----------   ----------
Total Liabilities and Stockholders' Equity         $3,797,531    $3,582,540
                                                   ===========   ==========